EXHIBIT 10.2

                    Home Properties of New York, L.P.
                       Amendment No. Thirty-One to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective March 15, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in various entities owning the Gateside Portfolio, located in and around Philadelphia, Pennsylvania.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
------------------------------
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                       Amendment No. Thirty-Two to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective March 22, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in various entities owning Deerfield Woods and Macomb Manor, both located in the suburbs of Detroit, Michigan.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary

             MARCH 22, 2000

             SCHEDULE A
  HOME PROPERTIES OF NEW YORK, L.P.
   PARTNERS, UNITS AND PERCENTAGE
              INTERESTS
           GENERAL PARTNER

                                                                                    Number of            Percentage
NAME AND IDENTIFYING NUMBER           BUSINESS OR RESIDENCE ADDRESS                 UNITS HELD           INTEREST
Home Properties of New York, Inc.     850 Clinton Square                           391,999.799           1.00121%
                                      Rochester, New York 14604
          LIMITED PARTNERS
                                                                                     Number of         Percentage
NAME AND IDENTIFYING NUMBER           BUSINESS OR RESIDENCE ADDRESS                 UNITS HELD           INTEREST
PREFERRED UNITS
CLASS A LIMITED PARTNERSHIP INTERESTS
Home Properties Trust                 850 Clinton Square                             1,666,667           4.25685%
                                      Rochester, New York 14604
SERIES B PARTNERSHIP PREFERRED UNITS
Home Properties Trust                 850 Clinton Square                             2,000,000           5.10822%
                                      Rochester, New York 14604
COMMON UNITS
Home Properties Trust                 850 Clinton Square                        19,679,433.100          50.26340%
                                      Rochester, New York 14604
Home Leasing Corporation              850 Clinton Square                               429,376           1.09667%
                                      Rochester, New York 14604
Leenhouts Ventures                    850 Clinton Square                                 8,010           0.02046%
                                      Rochester, New York 14604
Norman P. Leenhouts                   850 Clinton Square                                   467           0.00119%
                                      Rochester, New York 14604
Nelson B. Leenhouts                   850 Clinton Square                                   219           0.00056%
                                      Rochester, New York 14604
Arlene Z. Leenhouts                   850 Clinton Square                                50,000           0.12771%
                                      Rochester, New York 14604
Nancy E. Leenhouts                    850 Clinton Square                                50,000           0.12771%
                                      Rochester, New York 14604
Amy L. Tait                           850 Clinton Square                                11,195           0.02859%
                                      Rochester, New York 14604
Amy L. Tait and                       850 Clinton Square                                 2,548           0.00651%
   Robert C. Tait                     Rochester, New York 14604
Ann M. McCormick                      850 Clinton Square                                   565           0.00144%
                                      Rochester, New York 14604
Ann M. McCormick and                  850 Clinton Square                                 1,737           0.00444%
   Patrick M. McCormick               Rochester, New York 14604
David P. Gardner                      850 Clinton Square                                 3,506           0.00895%
                                      Rochester, New York 14604
William E. Beach                      850 Clinton Square                                 2,433           0.00621%
                                      Rochester, New York 14604
William E. Beach and                  850 Clinton Square                                 3,046           0.00778%
   Richelle A. Beach                  Rochester, New York 14604
Paul O'Leary                          850 Clinton Square                                 3,207           0.00819%
                                      Rochester, New York 14604
Richard J. Struzzi                    850 Clinton Square                                 2,363           0.00604%
                                      Rochester, New York 14604
Robert C. Tait                        850 Clinton Square                                    70           0.00018%
                                      Rochester, New York 14604
Timothy A. Florczak                   850 Clinton Square                                   600           0.00153%
                                      Rochester, New York 14604
Laurie Leenhouts                      850 Clinton Square                                 6,033           0.01541%
                                      Rochester, New York 14604
J. Neil Boger                         27 Arlington Drive                                 1,225           0.00313%
                                      Pittsford, New York 14534
Joyce P. Caldarone                    162 Anchor Drive                                   1,225           0.00313%
                                      Vero Beach, Florida 32963
Peter L. Cappuccilli, Sr.             605 Genesee Street                                 6,250           0.01596%
                                      Syracuse, New York 13204
Rocco M. Cappuccilli                  605 Genesee Street                                 6,250           0.01596%
                                      Syracuse, New York 13204
Linda Wells Davey                     17 Green Valley Road                               1,225           0.00313%
                                      Pittsford, New York 14534
Richard J. Dorschel                   32 Whitestone Lane                                 1,225           0.00313%
                                      Rochester, New York 14618
Elizabeth Hatch Dunn                  P.O. Box 14261                                     2,450           0.00626%
                                      North Palm Beach, Florida 33408
Jeremy A. Klainer                     295 San Gabriel Drive                                612           0.00156%
                                      Rochester, New York 14610
J. Robert Maney                       506 Panorama Trail                                 2,450           0.00626%
                                      Rochester, New York 14625
John A. McAlpin and Mary E. McAlpin   6270 Bopple Hill Road                              1,225           0.00313%
Trustees or their successors in trust Naples, New York 14512-9771 under the McAlpin Living Trust, dated
January 19, 1999 and any amendments
thereto
George E. Mercier                     99 Ridgeland Road                                  1,225           0.00313%
                                      Rochester, New York 14623
Harold S. Mercier Trust               c/o Star Bank N.A. Trustee                         1,225           0.00313%
                                      P.O. Box 1118, ML 7193
                                      Cincinnati, OH 45201
Michelle Mercier                      99 Ridgeland Road                                  1,225           0.00313%
                                      Rochester, New York 14623
Jack E. Post                          11 Oakfield Way                                    1,225           0.00313%
                                      Pittsford, New York 14534
Carolyn M. Steklof                    144 Dunrovin Lane                                  1,225           0.00313%
                                      Rochester, New York 14618
William T. Uhlen, Jr.                 5556 Vardon Drive                                  2,450           0.00626%
                                      Canandaigua, NY 14424
Lawrence R. Brattain                  1200 Edgewater Drive                                 500           0.00128%
                                      Apartment 907
                                      Lakewood, OH 44107
C. Terence Butwid                     850 Clinton Square                                 4,246           0.01084%
                                      Rochester, New York 14604
C.O.F. Inc.                           850 Clinton Square                               332,681           0.84970%
                                      Rochester, New York 14604
Conifer Development, Inc.             850 Clinton Square                                20,738           0.05297%
                                      Rochester, New York 14604
Crossed Family Partnership            850 Clinton Square                                 7,200           0.01839%
                                      Rochester, New York 14604
Richard J. Crossed                    850 Clinton Square                                68,021           0.17373%
                                      Rochester, New York 14604
Kathleen M. Dunham                    850 Clinton Square                                   200           0.00051%
                                      Rochester, New York 14604
John H. Fennessey                     850 Clinton Square                                30,700           0.07841%
                                      Rochester, New York 14604
Timothy D. Fournier                   850 Clinton Square                                 7,600           0.01941%
                                      Rochester, New York 14604
Barbara Lopa                          850 Clinton Square                                   100           0.00026%
                                      Rochester, New York 14604
Peter J. Obourn                       850 Clinton Square                                30,700           0.07841%
                                      Rochester, New York 14604
John Oster                            850 Clinton Square                                 4,595           0.01174%
                                      Rochester, New York 14604
Eric Stevens                          850 Clinton Square                                   100           0.00026%
                                      Rochester, New York 14604
Tamarack Associates                   c/o Mr. Timothy D. Fournier                        2,316           0.00592%
                                      850 Clinton Square
                                      Rochester, New York 14604
Tamarack II Associates                850 Clinton Square                                 2,027           0.00518%
                                      Rochester, New York 14604
Burton S. August                      11 Woodbury Place                                  4,246           0.01084%
                                      Rochester, New York 14618
Charles J. August                     47 Woodbury Drive                                  4,246           0.01084%
                                      Rochester, New York 14618
Robert W. August                      222 Shoreham Drive                                 1,158           0.00296%
                                      Rochester, New York 14618
John H. Cline                         35 Vick Park A                                     2,316           0.00592%
                                      Rochester, New York 14607
Ralph DeStephano, Sr.                 1249-1/2 Long Pond Road                            2,316           0.00592%
                                      Rochester, New York 14626
Gerald A. Fillmore                    3800 Delano Road                                   2,316           0.00592%
F/B/O Living Trust of G.A.F.          Oxford, Michigan 48371
Richard J. Katz, Jr.                  136 Spyglass Lane                                  2,316           0.00592%
                                      Jupiter, Florida 33477
Anwer Masood, MD                      1445 Portland Avenue                               2,316           0.00592%
                                      Rochester, New York 14621
Ernest Reveal Family Trust            c/o J. Harrison                                      976           0.00249%
 #321001810                           Chase P.O. Box 1412
                                      Rochester, New York 14603
Hazel E. Reveal Marital Trust         c/o J. Harrison                                    1,340           0.00342%
 #321001860                           Chase P.O. Box 1412
                                      Rochester, New York 14603
Gregory J. Riley, MD                  9 Beach Flint Way                                  2,256           0.00576%
                                      Victor, New York 14564
Thomas P. Riley                       346 Beach Avenue                                   2,316           0.00592%
                                      Rochester, New York 14612
William G. vonberg                    8 Old Landmark Drive                               2,316           0.00592%
                                      Rochester, New York 14618
Philip W. Dunskar & Marcia L. Dunskar 70 Woodland Road                                   2,316           0.00592%
  Settlors and Cheryl S. Bickett      Short Hills, New Jersey 07078
Trustee U/T/A
  dated June 2, 1994
Stephen C. Whitney                    9 Devonwood Lane                                     869           0.00222%
                                      Pittsford, New York 14534
Mr. and Mrs. Frank Zamiara            136 Mendon-Ionia Road                              2,316           0.00592%
                                      Mendon, New York 14506
The Joseph A. Cicci Revocable Trust   c/o Case Supply                                   53,000           0.13537%
                                      P.O. Box 1032
                                      Syracuse, New York 13201-1032
Daniel Solondz                        968 Stuyvesant Avenue                            261,678           0.66835%
                                      Union, New Jersey 07063
Gaby Solondz 1997 Trust dated 9/1/97  28 Fordham Road                                   25,000           0.06385%
                                      Livingston, NJ 07039
Philip J. Solondz                     P.O. Box 641                                     236,678           0.60450%
                                      500 Morris Avenue, Suite A104
                                      Springfield, NJ 07081-0641
Julia Weinstein                       308 E. 72nd St., Apt. 3D                          56,051           0.14316%
                                      New York, New York 10021
Peter B. Baker                        300 Park Street                                    4,871           0.01244%
                                      Haworth, NJ  07641
John F. Barna                         11 Hummingbird Lane                                5,977           0.01527%
                                      Darien, CT 06820
Nadine L. Barna                       11 Hummingbird Lane                                4,042           0.01032%
                                      Darien, CT 06820
Robert E. & Barbara T. Buce           16846 Glynn Drive                                  1,282           0.00327%
                                      Pacific Palisades, CA 90272
Vincent J. Cannella Living Trust      14657 Amberleigh Hill Court                        4,635           0.01184%
                                      St. Louis, MO 63017
Andrew J. Capelli                     35 Starlight Road                                  3,344           0.00854%
                                      Staten Island, NY 10301
John J. Chopack                       202 Hedgemere Drive                                  444           0.00113%
                                      Devon, PA  19333
Harris R. Chorney                     43 Mountain Brook Road                               705           0.00180%
                                      West Hartford, CT  06117
Ralph W. Clermont                     2311 Clifton Forge Drive                           1,324           0.00338%
                                      St. Louis, MO 63131
Thomas J. Coffey                      5 Brampton Road                                      662           0.00169%
                                      Malvern, PA 19355
Barbara G. Collins                    2141 Ponus Ridge                                   1,324           0.00338%
                                      New Canaan, CT 06840
Charles T. Collins                    684 Fernfield Circle                               5,942           0.01518%
                                      Wayne, PA 19087
John D. Collins                       2141 Ponus Ridge Road                              6,227           0.01590%
                                      New Canaan, CT  06840
Patricia A. Collins                   684 Fernfield Circle                                 388           0.00099%
                                      Wayne, PA 19087
Michael A. Conway                     15 Berndale Drive                                  6,227           0.01590%
                                      Westport, CT  06880
Veronica A. Conway                    15 Berndale Drive                                  3,571           0.00912%
                                      Westport, CT 06880
Mildred M. Cozine                     5 Manchester Court                                 1,986           0.00507%
                                      Morristown, NJ 07960
William J. Cozine                     5 Manchester Court                                 6,663           0.01702%
                                      Morristown, NJ 07960
Kenneth Daly                          1359 Shadowoak Drive                               1,104           0.00282%
                                      Malvern, PA 19355
Anthony J. Del Tufo                   29 Fox Glen Drive                                    462           0.00118%
                                      Stamford, CT 06903
Jack C. Dixon                         16 Lands End Drive                                 3,589           0.00917%
                                      Greensboro, NC 27408-3841
Priscilla M. Elder                    230 Sundial Court                                  5,788           0.01478%
                                      Vero Beach, FL 32963-3469
Doris E. Ficca                        415 Lancaster Avenue, Unit 8                         776           0.00198%
                                      Haverford, PA 19041
John J. Ficca, Jr.                    415 Lancaster Avenue - Unit 8                     10,150           0.02592%
                                      Haverford, PA 19041
John & Doris Ficca                    415 Lancaster Avenue, Unit 8                       2,295           0.00586%
                                      Haverford, PA 19041
Alfred W. Fiore                       27 Copper Beach Road                                 444           0.00113%
                                      Greenwich, CT 06830
Carol T. Fish                         38 Cedar Knoll Road                                6,006           0.01534%
                                      Cockeysville, MD 21030
Jeffrey Fish                          38 Cedar Knoll Road                                  450           0.00115%
                                      Cockeysville, MD 21030
Joseph H. Fisher                      345 W. Mountain Road                              10,600           0.02707%
                                      West Simsbury, CT 06092
John A. Flack                         89  Perkins Road                                     642           0.00164%
                                      Grenwich, CT  06830
F. David Fowler                       9724 Beman Woods Way                               1,821           0.00465%
                                      Potomac, MD 20854
Freedom House Foundation              P.O. Box 67                                          200           0.00051%
                                      Glen Gardner, NJ 08826-0367
James L. Goble                        10260 Strait Lane                                 11,228           0.02868%
                                      Dallas, TX  75229
LaVonne B. Graese                     Diane M. Graese, Trustee                          28,769           0.07348%
Grantor Retained Annuity Trust        1704 Cordoba Canyon Street
dated 3/31/99                         Las Vegas, Nevada  89117
LaVonne B. Graese, Trustee            5193 Fairway Oaks Drive                           20,462           0.05226%
                                      Windermere, FL 34786
James J. Grifferty                    57 Woods Lane                                     23,515           0.06006%
                                      Scarsdale, NY 10583
John M. Guinan                        4 Denford Drive                                      778           0.00199%
                                      Newtown Square, PA 19073
M. Candace Guinan                     4 Denford Drive                                      773           0.00197%
                                      Newtown Square, PA 19073
William A. Hasler                     102 Golden Gate Avenue                               923           0.00236%
                                      Belvedere, CA 94920
Maxine S. Holton                      12861 Marsh Landing                                6,418           0.01639%
                                      Palm Beach Gardens, FL 33418
Thomas L. Holton                      12861 Marsh Landing                                8,136           0.02078%
                                      Palm Beach Gardens, FL 33418
Charles T. Hopkins                    1121 Tintern Drive                                 6,202           0.01584%
                                      Ambler, PA 19002
Robert D. Huth                        44 W. Lancaster Avenue                               571           0.00146%
                                      Ardmore, PA 19003
Richard Isserman                      165 W. 66th Street                                 4,428           0.01131%
                                      Apartment 21B
                                      New York, New York 10023
Thomas F. Keaveney                    1420 Regatta Drive                                 8,016           0.02047%
                                      Wilmington, NC  28405
Patrick W. Kenny                      33 Fulton Place                                      642           0.00164%
                                      West Hartford, CT 06107
Frank Kilkenny and Irene M. Kilkenny  42 Highland Circle                                 5,884           0.01503%
  JTWROS                              Bronxville, NY 10708
Janet T. Klion                        25 Bailiwick Road                                  7,608           0.01943%
                                      Greenwich, CT  06831
Howard J. Krongard                    9 Cornell Way                                      8,387           0.02142%
                                      Upper Montclair, NJ 07043
Louis E. Levy                         26 Farmstead Road                                 15,586           0.03981%
                                      Short Hills, NJ  07078
Sandra H. Levy                        26 Farmstead Road                                  3,000           0.00766%
                                      Short Hills, NJ  07078
RJL Marital Trust I                   c/o William E. Logan                               2,835           0.00724%
                                      3613 Sarah Drive
                                      Wantagle, NY 11793
Jerome Lowengrub                      7 Lee Terrace                                      6,611           0.01689%
                                      Short Hills, NJ  07078
Kelly Lowengrub Custodian for         30 Randall Shea Drive                                250           0.00064%
   Kaycee Lowengrub                   Swansea, MA 02777-2912
Kelly Lowengrub Custodian for         30 Randall Shea Drive                                300           0.00077%
   Kate Lowengrub                     Swansea, MA 02777-2912
Kelly Lowengrub Custodian for         30 Randall Shea Drive                                150           0.00038%
  Kristopher Lowengrub                Swansea, MA 02777-2912
Kelly Lowengrub                       30 Randall Shea Drive                                250           0.00064%
                                      Swansea, MA  02777-2912
Kenneth Lowengrub                     30 Randall Shea Drive                                200           0.00051%
                                      Swansea, MA  02777-2912
Michael C. Lowengrub Custodian for    3 Shoreham Drive West                                250           0.00064%
  Robin Lowengrub                     Dix Hills, NY 11746-6510
Michael C. Lowengrub Custodian for    3 Shoreham Drive West                                450           0.00115%
  Jason Lowengrub                     Dix Hills, NY 11746-6510
Nancy Lowengrub, custodian for        3 Shoreham Drive, West                               150           0.00038%
 Robin Lowengrub                      Dix Hills, NY 11746
Roderick C. McGeary                   1911 Waverly Street                                3,710           0.00948%
                                      Palo Alto, CA 94301
United Jewish Appeal of MetroWest     901 Route 10                                         200           0.00051%
                                      Whippany, New Jersey 07981-1156
Ingunn T. McGregor                    Two Cherry Lane                                    8,335           0.02129%
                                      Old Greenwich, CT 06870-1902
Michael Meltzer                       6362 Innsdale Drive                                  887           0.00227%
                                      Los Angeles, CA 90068
Martin F. Mertz                       150 East 69th Street                               7,551           0.01929%
                                      New York, New York 10021
Bernard J. Milano                     134 MacIntyre Lane                                   662           0.00169%
                                      Allendale, NJ  07401
Burton M. Mirsky                      21 Woodcrest Drive                                 4,216           0.01077%
                                      Morristown, NJ  07960
Thomas J. Murphy                      208 N. Edmonds Avenue                                923           0.00236%
                                      Havertown, PA 19083
Mary Jane & Jay Patchen               9406 Mary Tucker Cove                              1,324           0.00338%
                                      Memphis, TN 38133
Michael C. Plansky                    156 Beach Avenue                                     802           0.00205%
                                      Larchmont, NY 10538
Dorothy Powers                        9870 Huntcliff Trace                               4,158           0.01062%
                                      Atlanta, GA 30350
Henry A. Quinn                        603 Benson House                                 145,383           0.37132%
                                      Rosemont, PA  19010
Michael G. Regan                      14 Brenner Place                                  10,984           0.02805%
                                      Demarest, NJ 07627
Lavoy Robison                         1001 Green Oaks Drive                              2,469           0.00631%
                                      Littleton, CO 80121
Eugene G. Schorr                      KPMG Peat Marwick                                    444           0.00113%
                                      345 Park Avenue
                                      New York, NY  10154
David M. Seiden                       29 Hampton Road                                      314           0.00080%
                                      Scarsdale, NY 10583
William Simon                         KPMG Peat Marwick                                 12,212           0.03119%
                                      725 South Figueroa Street
                                      Los Angeles, CA 90017
Dorothy L. Shanahan                   123 Rotary Drive                                   3,711           0.00948%
                                      Summit, NJ 07901
John T. Shanahan                      123 Rotary Drive                                  16,442           0.04199%
                                      Summit, NJ  07901
Dallas E. Smith                       78083 Foxbrook Lane                                  222           0.00057%
                                      Palm Desert, CA 92211-1229
Edward F. Smith                       1031 Lawrence Avenue                               2,194           0.00560%
                                      Westfield, NJ 07090
Harold I. Steinberg Revocable         1221 Ranleigh Road                                 2,855           0.00729%
 Inter Vivos Trust under agreement    McLean, VA 22101
dated 5/24/91
Denis J. Taura                        90 Montadale Drive                                 8,892           0.02271%
                                      Princeton, NJ  08540
Shaileen & Timothy Tracy              111 Lampwick Lane                                  1,100           0.00281%
                                      Fairfield, CT 06430
Timothy P. Tracy Pension Trust        111 Lampwick Lane                                  1,552           0.00396%
                                      Fairfield, CT 06430
Edward W. Trott                       97 Sea Beach Drive                                 4,176           0.01067%
                                      Stamford, CT 06902
Estate of William F. VanFossan        8576 Woodbriar Drive                               1,571           0.00401%
                                      Sarasota, FL  34238
Katharine E. Van Riper                57 Foremost Mountain Road                          9,311           0.02378%
                                      Montville, NJ 07045
Eileen M. Walsh                       37 Beechwood Road                                    449           0.00115%
                                      Irvington, NY 10533
Lillian D. Walsh                      29986 Maple View Drive                             2,835           0.00724%
                                      Rainier, OR 97048
Sam Yellen                            22433 Oxnard Street                                9,938           0.02538%
                                      Woodland, CA 91367
Thomas J. Yoho                        12 Indian Rock Lane                                1,572           0.00402%
                                      Greenwich, CT 06830
___________________________________________________________
B&L Realty Investments                21790 Coolidge Highway                            33,560           0.08572%
  Limited Partnership                 Oak Park, MI 48237
Berger/Lewiston Associates            21790 Coolidge Highway                         1,076,594           2.74974%
  Limited Partnership                 Oak Park, MI 48237
Big Beaver-Rochester Properties       21790 Coolidge Highway                           528,348           1.34946%
  Limited Partnership                 Oak Park, MI 48237
Century Realty Investment Company     21790 Coolidge Highway                            99,195           0.25335%
  Limited Partnership                 Oak Park, MI 48237
Greentrees Apartments                 21790 Coolidge Highway                           275,905           0.70469%
  Limited Partnership                 Oak Park, MI 48237
Kingsley-Moravian Company             21790 Coolidge Highway                           376,288           0.96108%
  Limited Partnership                 Oak Park, MI 48237
Stephenson-Madison Heights Company    21790 Coolidge Highway                           104,541           0.26701%
  Limited Partnership                 Oak Park, MI 48237
Southpointe Square Apartments         21790 Coolidge Highway                           155,623           0.39748%
  Limited Partnership                 Oak Park, MI 48237
Woodland Garden Apartments            21790 Coolidge Highway                           319,860           0.81696%
  Limited Partnership                 Oak Park, MI 48237
___________________________________________________________
John M. DiProsa                       32 Sydenham Road                                   6,150           0.01571%
                                      Rochester, NY 14609
Claude S. Fedele                      12 Beckenham Lane                                 23,765           0.06070%
                                      Fairport, NY 14450
Gabriel W. Gruttadaro                 6 Powder Mill Drive                               11,150           0.02848%
                                      Pittsford, NY 14534
Anthony M. Julian                     204 Angelus Drive                                  5,575           0.01424%
                                      Rochester, NY 14622
Natalie M. Julian                     204 Angelus Drive                                  5,575           0.01424%
                                      Rochester, NY 14622
Joanne M. Lobozzo                     118 Argyle Street                                165,188           0.42191%
                                      Rochester, NY 14607
Geraldine B. Lynch                    92 Eagle Ridge Circle                              3,922           0.01002%
                                      Rochester, NY 14617
Michael E. McCusker and Elaine R.     6 Talbot Drive                                    31,687           0.08093%
McCusker, Trustees under the Michael  Penfield, New York 14526
E. and Elaine R. McCusker Living Trust
dated August 30, 1994
Jack P. Schifano                      916 Highland Trails Avenue                         3,961           0.01012%
                                      Henderson, NV 89015
___________________________________________________________
Stephen W. Hall                       P.O. Box 370068                                   92,889           0.23725%
                                      Las Vegas, NV 89137-0068
Donald H. Schefmeyer                  63262 Orange Road                                102,250           0.26116%
                                      South Bend, IN 46614
___________________________________________________________
Beverly B. Bernstein                  P.O. Box 25370                                    72,304           0.18467%
                                      Washington, DC 20007
Leona Libby Feldman                   575 Greensward Lane                                4,388           0.01121%
                                      Delray Beach, FL 33445
Park Shirlington Apartments           c/o 11501 Huff Court                              72,304           0.18467%
 Limited Partnership                  N. Bethesda, MD 20895
Lauren Libby Pearce                   537 Hilarie Road                                  21,938           0.05603%
                                      St. Davids, PA 19807
Steven M. Reich 1976 Trust            c/o Stephen A. Bodzin Trustee                     59,313           0.15149%
                                      1156 15th Street, NW
                                      Suite 329
                                      Washington, DC 20005
Amy S. Rubenstein                     252 Collingwood Street                            11,627           0.02970%
                                      San Francisco, CA 94114
Barton S. Rubenstein                  4003 Underwood Street                             13,689           0.03496%
                                      Chevy Chase, MD 20815
Beth Dana Rubenstein                  451 29th Street                                   13,689           0.03496%
                                      San Francisco, CA 94131
Trust U/W Daryl R. Rubenstein         c/o David Osnos                                    2,062           0.00527%
 F/B/O Amy Sara Rubenstein            1050 Connecticut Avenue, NW
                                      Washington, DC 20036
Lee G. Rubenstein                     4915 Linnean Avenue, NW                            2,808           0.00717%
                                      Washington, DC 20008
Sarah Selsky                          1801 East Jefferson Street                        42,779           0.10926%
                                      Apartment 608
                                      Rockville, MD 20852
Tower Capital, LLC                    11501 Huff Court                                 279,782           0.71459%
                                      N. Bethesda, MD 20895
WHC Associates, LLC                   7201 Wisconsin Avenue                             83,364           0.21292%
                                      Suite 650
                                      Bethesda, MD 20814
___________________________________________________________
Merrill Bank                          200 Bradley Place                                 19,783           0.05053%
                                      Apartment 305
                                      Palm Beach, FL 33480
Ariel Golden Behr                     151 W. 88th Street                                 1,469           0.00375%
                                      New York, NY 10027
Doris Berliner                        7 Slade Avenue                                     2,637           0.00674%
                                      Apartment 108
                                      Baltimore, MD 21208
Phillip Chmar                         7 Slade Avenue                                     3,830           0.00978%
                                      Apartment 713
                                      Baltimore, MD 21208
Louis K. Coleman                      2508 Guilford Avenue                               7,152           0.01827%
                                      Baltimore, MD 21218
Mark Dopkin                           6303 Lincoln Avenue                                  371           0.00095%
                                      Baltimore, MD 21209
Paul Goldberg                         7111 Park Heights Avenue,                            509           0.00130%
                                      Apartment 712
                                      Baltimore, MD 21215
Carol Golden                          P.O. Box 9691                                      2,486           0.00635%
                                      Jerusalem, Israel 91090
Joseph Goldman                        5250 Linnean Avenue, NW                            3,661           0.00935%
                                      Washington, D.C. 20015
Dr. Milton L. Goldman                 3240 Patterson Street, N.W.                        8,363           0.02136%
                                      Washington, D.C. 20015-1661
Samuel and Esther Hanik               5800 Nicholson Lane                               16,582           0.04235%
                                      Apartment 1-903
                                      Rockville, MD 20852
Muriel Hettleman Revocable Trust      Muriel Hettleman, Trustee                          6,906           0.01764%
                                      1 Slade Avenue
                                      Apartment 203
                                      Baltimore, MD 21208
Charles Heyman                        3409 Old Post Drive                                1,406           0.00359%
                                      Baltimore, MD 21208
Samuel Hillman Marital Trust          NationsBank                                        9,758           0.02492%
                                      c/o Anne Weisner
                                      P.O. Box 830151
                                      Dallas, TX 75283
Samuel Hillman Residuary Trust        NationsBank                                        9,758           0.02492%
                                      c/o Nancy Politsch
                                      100 S. Charles Street
                                      Baltimore, MD 21201-2713
Marvin A. Jolson                      7812 Ridge Terrace                                 1,018           0.00260%
                                      Baltimore, MD 21208
Hilda Kaplan, Trustee u/r/d/t/d       7111 Park Heights Avenue                           6,500           0.01660%
10/18/99
                                      Apartment 110
                                      Baltimore, MD 21215
Isadore Kaplan Revocable Trust        7111 Park Heights Avenue                           9,324           0.02381%
                                      Apartment 110
                                      Baltimore, MD 21215
Milton Klein                          1 Slade Avenue                                     7,305           0.01866%
                                      Apartment 706
                                      Baltimore, MD 21208
Dr. Lee Kress                         417 Barby Lane                                     7,152           0.01827%
                                      Cherry Hill, NJ 08003
Richard & Cheryl Kress                15 W. Aylesbery Road                               7,152           0.01827%
                                      Suite 700
                                      Timonium, MD 21093
William Kress Marital Trust           c/o Richard Kress Trustee                         60,305           0.15403%
                                      15 W. Aylesbery Road
                                      Suite 700
                                      Timonium, MD 21093
Elmer W. Leibensperger                1900 Dumont Court                                    859           0.00219%
                                      Timonium, MD 21093
Merrill & Natalie S. Levy             5906 Eastcliff Drive                               2,637           0.00674%
                                      Baltimore, MD 21209
Gertrude Myerberg                     2227 Ibis Isle Road East                          14,611           0.03732%
                                      Palm Beach, FL 33480
Bertha Pollock                        5550 Tuckerman Lane                                2,486           0.00635%
                                      Apartment 442
                                      Rockville, MD 20852
Lawrence E. Putnam Family Trust       3241 Worthington Street, NW                        5,424           0.01385%
                                      Washington, DC 20015
Stephen F. Rosenberg                  3 Greenwood Place                                    367           0.00094%
                                      Suite 307
                                      Baltimore, MD 21208
Z. Valeere Sass, Trustee              758 Regency Lakes Drive, E501                      2,637           0.00674%
                                      Boca Raton, FL 33433
Isidore Schnaper                      11 Slade Avenue                                   10,421           0.02662%
                                      Apartment 304
                                      Baltimore, MD 21208
M. Gerald Sellman Revocable Trust     2 Yearling Way                                    18,347           0.04686%
Agreement dated November 30, 1998     Lutherville, MD 21093
Albert Shapiro Revocable Trust        Albert Shapiro, Trustee                           13,196           0.03370%
  dated 10/6/89 and amended 4/20/00   100 Sunrise Avenue
                                      Palm Beach, FL 33480
Earle K. Shawe                        Shawe & Rosenthal                                 85,085           0.21732%
                                      20 S. Charles Street
                                      Baltimore, MD 21201
Rhoda E. Silverman, Trustee           R. Silverman Revoc. Trust                          1,469           0.00375%
                                      4701 Willard Avenue
                                      Apartment 1034
                                      Chevy Chase, MD 20815
Herbert J. Siegel                     20 Pleasant Ridge Drive, Suite A                 419,094           1.07041%
                                      Owings Mills, MD 21117
Siegel Family, LLLP                   c/o Herbert J. Siegel                             31,995           0.08172%
                                      20 Pleasant Ridge Drive, Suite A
                                      Owings Mills, MD 21117
Dr. Edgar Sweren                      77 Seminary Farm Road                              1,018           0.00260%
                                      Timonium, MD 21093
Dr. Myra Jody Whitehouse              1 Staffordshire Road                               2,085           0.00533%
                                      Cherry Hill, NJ 08003
Ms. Terry Whitehouse                  3706 Taylor Street                                 2,085           0.00533%
                                      Chevy Chase, MD 20815
___________________________________________________________
Harold M. Davis                       2180 Twinbrook Road                              229,754           0.58682%
                                      Berwyn, PA 19312
Nicholas V. Martell                   1551 Harmoneyville Road                          229,754           0.58682%
                                      Pottstown, PA 19465
R.C.E. Developers, Inc.               1000 Chesterbrook Blvd                             4,642           0.01186%
                                      Berwyn, PA 19312
___________________________________________________________
Frances Berkowitz                     29 East 64th Street                                1,358           0.00347%
                                      Apartment 7D
                                      New York, New York 10021
Richard A. Eisner                     1107 Fifth Avenue                                 10,180           0.02600%
                                      New York, New York 10128
Michael Glick                         1035 Fifth Avenue                                 18,664           0.04767%
                                      New York, New York 10028
Ronnie Glick                          1035 Fifth Avenue                                  1,696           0.00433%
                                      Apartment 14B
                                      New York, New York 10028
Claire Morse                          240 Lee Street                                     5,090           0.01300%
                                      Brookline, MA 02445-5915
Enid Morse                            840 Park Avenue                                    5,090           0.01300%
                                      #7/8A
                                      New York, New York 10021
Lester Morse, Jr.                     840 Park Avenue                                   19,088           0.04875%
                                      #7/8A
                                      New York, New York 10021
Richard  Morse                        240 Lee Street                                     6,999           0.01788%
                                      Brookline, MA 02445
___________________________________________________________
Leslie G. Berman                      1100 Reisterstown Road #202                       39,094           0.09985%
                                      Baltimore, MD 21208
___________________________________________________________
Norman J. Cohen Living Trust          1547 Island Lane                                  17,025           0.04348%
  UAD 8/8/88                          Bloomfield Hills, MI 48302
Rochelle Fang                         135 W. 70th Street, Apt. 4F                        6,767           0.01728%
                                      New York, NY 10023
Aaron H. Ginsberg Living Trust        Aaron H. Ginsberg, Trustee                         4,597           0.01174%
  UAD 11/25/86                        30875 River Crossing
                                      Bingham Farms, MI 48025
Anne Ginsberg Living Trust            Anne Ginsberg, Trustee                             4,511           0.01152%
  UAD 7/27/98                         30875 River Crossing
                                      Bingham Farms, MI 48025
Sandra Greenstone                     10918 Kirwick                                     28,332           0.07236%
                                      Houston, TX 77024
Sharon Hart                           5377 Old Pond Way                                 10,215           0.02609%
                                      West Bloomfield, MI 48323
Shirley Latessa                       Two Fifth Avenue, #12A                             9,023           0.02305%
                                      New York, NY 10011
Max Levenson Trust                    Vivian Berry, Trustee                             17,025           0.04348%
                                      10485 Elgin
                                      Huntington Woods, MI 48070
Dave Muskovitz Associates             c/o Melvn Muskovitz                               34,156           0.08724%
  Limited Partnership                 2101 Woodside
                                      Ann Arbor, MI 48104
Jerry Muskovitz                       6085 Ledgeway Drive                               34,156           0.08724%
                                      West Bloomfield, MI 48322
Jerome Pershin Marital Trust          Helen Pershin, Trustee                            22,771           0.05816%
  Dated 2/13/75                       25225 Franklin Park Drive
                                      Franklin, MI 48025
Ran Family Limited Partnership        2025 W. Long Lake Road                             9,640           0.02462%
                                      Suite 104
                                      Troy, MI 48098
Phyllis Ring                          330 E. Strawberry Drive                           10,215           0.02609%
                                      Mill Valley, CA 94941
Annette Stollman                      7500 N.E. Dolphin Drive                            9,640           0.02462%
                                      Bainbridge Island, WA 98110
Bernard H. Stollman Living Trust      Bernard H. Stollman, Trustee                      29,437           0.07519%
  UAD 8/17/87                         2025 W. Long Lake Road
                                      Suite 104
                                      Troy, MI 48098
Gerald H. Stollman                    4864 Hidden Lane                                  17,025           0.04348%
                                      West Bloomfield, MI 48323
Melvyn J. Stollman Trust              Bernard H. Stollman, Trustee                      29,481           0.07530%
                                      2025 W. Long Lake Road
                                      Suite 104
                                      Troy, MI 48098
Estate of Phillip Stollman            Bernard H. Stollman and                           43,071           0.11001%
                                      Gerald H. Stollman, Personal
                                      Representatives
                                      2025 W. Long Lake Road
                                      Suite 104
                                      Troy, MI 48098
West Side Real Estate Corp.           Bernard H. Stollman, President                     3,405           0.00870%
                                      2025 W. Long Lake Road
                                      Suite 104
                                      Troy, MI 48098
___________________________________________________________
William S. Beinecke                   99 Park Avenue                                     1,946           0.00497%
                                      Suite 2200
                                      New York, New York 10016
Robert K. Kraft                       c/o Chestnut Hill Management Corp.                 1,946           0.00497%
                                      One Boston Place
                                      Boston, MA 02108
Robert J. Sharp                       121 Middlebrook Farm Road                          1,946           0.00497%
                                      Wilton, CT 06897
Estate of Ross D. Siragusa            c/o Melvyn H. Schneider                           11,672           0.02981%
                                      Altschuler, Melvoin & Glass, LLP
                                      2029 Century Park East
                                      Suite 3100
                                      Los Angeles, CA 90007
___________________________________________________________
Patricia D. Moore Trust No. 413       51267 Windsor Manor Court                          6,687           0.01708%
                                      South Bend, IN 46530
___________________________________________________________
The Enid Barden Trust of              Enid Barden, Trustee                              11,758           0.03003%
  June 28, 1995                       74 E. Long Lake Road
                                      Bloomfield Hills, MI 48304-2379
Fairway Property Company              32270 Telegraph Road                               5,324           0.01360%
                                      Suite 200
                                      Birmingham, MI 48205
David A. Gumenick                     30160 Orchard Lake Road - 110                      7,454           0.01904%
                                      Farmington Hills, MI 48334
David Herskovitz                      1055 Trailridge Lane                               2,130           0.00544%
                                      Atlanta, GA 30338
Constance W. Jacob                    8344 Hendrie                                       2,662           0.00680%
                                      Huntington Woods, MI 48070
The Howard J. Leshman Revocable       Howard J. Leshman, Trustee                         7,839           0.02002%
 Trust Dated May 20, 1983 as Amended  74 E. Long Lake Road
  and Restated on March 4, 1998       Bloomfield Hills, MI 48304-2379
Lyle Properties Limited Partnership   Marc W. Pomeroy, General Partner                  11,758           0.03003%
                                      74 E. Long Lake Road
                                      Bloomfield Hills, MI 48304-2379
Marvin Novick                         12820 Burton                                         331           0.00085%
                                      Oak Park, MI 48237
David K. Page                         2290 First National Building                       7,986           0.02040%
                                      Detroit, MI 48226
Keith J. Pomeroy Trust of 12/13/76    Keith J. Pomeroy, Trustee                         22,406           0.05723%
 as Amended and Restated 6/28/95      74 E. Long Lake Road
                                      Bloomfield Hills, MI 48304-2379
David Sillman                         6421 Inkster Road                                 31,965           0.08164%
                                      Suite 200
                                      Bloomfield Hills, MI 48301
Lionel J. Stober Trust                Lionel J. Stober, Trustee                          5,324           0.01360%
                                      6013 Shawdow Lake Drive
                                      Toledo, OH 43623
Ruth Stober                           6670 Vachon Court                                  5,324           0.01360%
                                      Bloomfield Hills, MI 48301
Ari Stutz                             732 W. Grace Street                                2,662           0.00680%
                                      Apartment 2W
                                      Chicago, IL  60613
Jonah L. Stutz                        29757 Farmbrook Villa Lane                         5,324           0.01360%
                                      Southfield, MI 48034
Leah Stutz                            6677 Girvin                                        2,662           0.00680%
                                      Oakland, CA 94611
Steven I. Victor Trust                401 S. Old Woodward                                5,324           0.01360%
                                      Suite 333
                                      Birmingham, MI 48009
Woodridge Properties Limited          Stephen R. Polk, Managing General                 15,972           0.04079%
Partnership                           Partner
                                      26955 Northwestern Highway
                                      Southfield, MI 48034
___________________________________________________________
Richard Bacas                         2413 N. Edgewood Street                            2,136           0.00546%
                                      Arlington, VA  22207-4926
Julie Belinkie                        1120 Connecticut Ave NW, #1200                     7,854           0.02006%
                                      Washington, DC  20036
David Bender                          1120 Connecticut Ave NW, #1200                     7,854           0.02006%
                                      Washington, DC  20036
Jay Bender                            12721 Maidens Bower Dirve                          6,283           0.01605%
                                      Potomac, MD  20854-6052
Lisa Bender-Feldman                   2579 Eagle Run Lane                                6,283           0.01605%
                                      Ft. Lauderdale, FL 33327
Scott M. Bender Revocable             12700 Glen Mill Road                               6,283           0.01605%
Trust dated 4/20/98                   Potomac, MD  20854
Barbara Bender-Laskow                 8303 Larkmeade Terrace                             7,854           0.02006%
                                      Potomac, MD  20854
Caplin Family Investments, LLC        c/o Mortimer Caplin                              111,705           0.28531%
                                      Caplin & Drysdale
                                      One Thomas Circle
                                      Washington, DC 20005
Michael A. Caplin                     8477 Portland Place, NW                           26,284           0.06713%
                                      McLean, VA  22102
Jeremy O. Caplin                      360 Ardwood Road                                  39,425           0.10070%
                                      Earlysville, VA  22936
Catherine Caplin                      1219 Sunset Plaza Drive, #7                       32,854           0.08391%
                                      Los Angeles, CA  90069-1254
The Caplin Family Trust               P.O. Box 854                                      32,854           0.08391%
                                      Pebble Beach, CA 93953
Estate of Yetta K. Cohen              1650 Tysons Boulevard, #620                      150,991           0.38565%
                                      McLean, VA  22102
Community Realty Company, Inc.        6305 Ivy Lane, Suite 210                         160,360           0.40958%
                                      Greenbelt, MD 20770
Benedict C. Cosimano                  3505 Fulton Street, NW                             2,136           0.00546%
                                      Washington, DC  20007
Samuel Diener, Jr. Revocable Trust    Samuel Diener, M.D., Trustee                      16,758           0.04280%
                                      786 Eastern Point Road
                                      Annapolis, MD  21401
Clarence Dodge, Jr. Revocable Trust   5146 Palisade Lane                               154,036           0.39342%
  dated 1/10/92                       Washington, DC  20016
Marcia Esterman Living Trust          Marcia Esterman, Trustee                           7,900           0.02018%
                                      5709 Mayfair Manor Drive
                                      Rockville, MD  20852
Lydia Funger McClain                  12201 Lake Potomac Terrace                        21,807           0.05570%
                                      Potomac, MD  20854
William S. Funger                     6 Great Elm Court                                 21,807           0.05570%
                                      Potomac, MD  20854
Keith P. Funger                       10530 South Glen Road                             21,807           0.05570%
                                      Potomac, MD  20854
Morton Funger                         1650 Tysons Boulevard, #620                      150,898           0.38541%
                                      McLean, VA  22102
Bernard S. Gewirz                     1730 K Street, NW #1204                           50,219           0.12826%
                                      Washington, DC  20006
Bernard and Sarah Gewirz Foundation   1730 K Street, NW #1204                           16,000           0.04087%
                                      Washington, DC  20006
Carl S. Gewirz                        1730 K Street, NW #1204                           23,071           0.05893%
                                      Washington, DC  20006
Steven B. Gewirz                      1730 K Street, NW  #1204                           7,150           0.01826%
                                      Washington, DC  20006
Michael AK Gewirz                     1730 K Street, NW  #1204                           9,534           0.02435%
                                      Washington, DC  20006
Diane Goldblatt                       Apt 420                                            5,713           0.01459%
                                      10500 Rockville Pike
                                      Rockville, MD  20852
Herbert Goldblatt                     11936 Canfield Road                                5,713           0.01459%
                                      Potomac, MD  20854
Barbara Goldman                       1624 Belvedere Boulevard                           7,900           0.02018%
                                      Silver Spring, MD  20902
Theodore L. Gray                      1200 Jossie Lane                                   1,971           0.00503%
                                      McLean, VA  22102
Eileen Greenberg                      1120 Connecticut Ave NW, #1200                     7,854           0.02006%
                                      Washington, DC  20036
Hermen Greenberg                      1050 Connecticut Ave., NW #444                 1,006,836           2.57157%
                                      Washington, DC  20036
William Kaplan                        19674 Waters End Drive, #1002                     83,779           0.21398%
                                      Boca Raton, Florida 33434
Herman Kraft                          Sunrise Assisted Living, #212                      2,628           0.00671%
                                      5910 Wilson Blvd.
                                      Arlington, VA  22205
Patricia A. Mancuso                   11912 Tallwood Court                                 493           0.00126%
                                      Potomac, MD  20854
Charles and Lupe Mancuso, T.B.T.E.    9421 Reach Road                                      493           0.00126%
                                      Potomac, MD  20854
Melanie F. Nichols                    21 Crescent Lane                                  21,801           0.05568%
                                      San Anselmo, CA  94960
Jeffrey W. Ochsman                    9505 Newbridge Drive                              21,807           0.05570%
                                      Potomac, MD  20854
Bruce D. Ochsman                      8905 Hunt Valley Court                            21,807           0.05570%
                                      Potomac, MD  20854
Ralph Ochsman                         1650 Tysons Boulevard, #620                      150,898           0.38541%
                                      McLean, VA  22102
Michael P. & Esther K. Ochsman        Tenants By the Entirety                           21,807           0.05570%
                                      5600 Wisconsin Avenue
                                      Chevy Chase, MD  20815
Sharon Lynn Ochsman                   c/o Terri Weisenberger                            21,807           0.05570%
                                      1650 Tysons Blvd. #620
                                      McLean, VA  22102
Wendy A. Ochsman                      90720 Holloway Hill Court                         21,807           0.05570%
                                      Potomac, MD  20854
Ralmor Corporation                    c/o Terri Weisenberger                           392,503           1.00250%
                                      1650 Tysons Blvd., #620
                                      McLean, VA  22102
Jerome Shapiro                        9511 Orion Court                                   7,903           0.02019%
                                      Burke, VA  22015
Sophie B. Shapiro Family Trust        c/o Bobbie Goldman                                62,369           0.15930%
                                      1624 Belvedere Boulevard
                                      Silver Spring, MD  20902
Albert H. Small                       1050 Connecticut Ave., NW #444                 1,006,836           2.57157%
                                      Washington, DC  20036
David Stearman                        5630 Wisconsin Avenue, #1007                      83,779           0.21398%
                                      Chevy Chase, MD  20815
Juanita H. West Trust                 c/o Martin R. West III                            19,255           0.04918%
                                      3 Farm Haven Court
                                      Rockville, MD  20852
Martin R. West, III                   3 Farm Haven Court                                 5,776           0.01475%
                                      Rockville, MD  20852
___________________________________________________________
Arthur Baitch                         119 Swan Hill Court                               14,785           0.03776%
                                      Baltimore, MD  21208
Stuart Brager                         6 Schloss Court                                    4,290           0.01096%
                                      Baltimore, MD  21208-1926
David C. Browne                       910 Rambling Drive                                77,222           0.19723%
                                      Baltimore, MD  21228
C. Coleman Bunting, Jr.               RD 1, Box 140                                     15,369           0.03925%
                                      Selbyville, DE  19975
Genine Macks Fidler                   4750 Owings Mills Blvd                           101,126           0.25829%
                                      Owings Mills, MD  21117
Josh E. Fidler                        4750 Owings Mills Blvd                            72,539           0.18527%
                                      Owings Mills, MD  21117
Thomas O'R. Frech                     16 Deer Woods Ct                                   9,473           0.02420%
                                      Glen Arm, MD  21057
Melvin Friedman, M.D.                 8108 Anita Rd.                                    10,738           0.02743%
                                      Baltimore, MD  21208
George H. Greenstein                  7724 Grasty Rd.                                    9,771           0.02496%
                                      Baltimore, MD  21208
Mildred Hemstetter                    47-H Queen Anne Way                                2,123           0.00542%
                                      Chester, MD  21619
Sanford G. Jacobson                   Suite 616, 901 Dulaney Valley Rd.                 17,620           0.04500%
                                      Towson, MD  21204
James C. Johnson and                  3955 Olean Gateway                                 2,145           0.00548%
  Sandra J. Johnson                   Linkwood, MD  21835
William R. Kahn                       7903 Long Meadow Rd.                               8,279           0.02115%
                                      Baltimore, MD  21208
Kanode Partnership                    8213 A Stevens Rd.                                77,222           0.19723%
                                      Thurmont, MD  21788
Allan Krumholz and                    5404 Springlake Way                                4,290           0.01096%
  Francine Krumholz                   Baltimore, MD  21212
Burton H. Levinson                    11 Slade Ave #316                                 22,947           0.05861%
                                      Baltimore, MD  21208
Eugene K. Lewis and                   842 Wyndemere Way                                  3,600           0.00919%
 Suzanne D. Lewis                     Naples, FL  34105
Arthur M. Lopatin Revocable Trust     11312 Wingfood Dr.                                 4,931           0.01259%
                                      Boynton Beach, FL  33437
Lawrence Macks                        4750 Owings Mills Blvd                           173,664           0.44356%
                                      Owings Mills, MD  21117
Martha Macks                          3908 N. Charles St., #500                         90,886           0.23213%
                                      Baltimore, MD  21218
Morton J. Macks                       4750 Owings Mills Blvd                           343,442           0.87719%
                                      Owings Mills, MD  21117
Joseph M. Mosmiller                   687 Ardmore Lane                                   4,290           0.01096%
                                      Naples, FL  34108
N & C Partnership                     P.O. Box 26260                                     9,982           0.02550%
                                      Baltimore, MD 21210
Orlinsky Family Limited Partnership   899 N.E. 32nd Street                               2,145           0.00548%
                                      Boca Raton, FL  33431
Albert Perlow                         7903 Winterset Ave.                                4,290           0.01096%
                                      Baltimore, MD  21208
Anne Louise Perlow                    10 Talton Court                                    6,435           0.01644%
                                      Baltimore, MD  21208
Alleck A. Resnick                     3402 Old Forest Rd.                                4,290           0.01096%
  Harriet Resnick                     Baltimore, MD  21208
Stanley Safier                        6210 Frankford Ave.                                4,290           0.01096%
                                      Baltimore, MD  21206
Arnold Sagner                         PO Box 416                                        11,065           0.02826%
                                      Ellicott City, MD  21041
Donald I. Saltzman                    3407 Engelmeade Rd.                                5,434           0.01388%
                                      Baltimore, MD  21208
Murray Saltzman                       8216 N.W. 80th Street                              2,145           0.00548%
                                      Tamarac, FL  33321
William G. Scaggs                     1520 Royal Palm Way                                8,579           0.02191%
                                      Boca Raton, FL  33432
Earle K. Shawe                        c/o Shawe & Rosenthal                             29,645           0.07572%
                                      20 S. Charles Street
                                      Baltimore, MD  21201
Steven D. Shawe                       Shawe & Rosenthal                                  5,014           0.01281%
                                      20 S. Charles Street
                                      Baltimore, MD  21201
Karolyn Solomon                       3706 Breton Way                                    4,991           0.01275%
                                      Baltimore, MD  21208-1707
William B. Warren                     Dewey  Ballantine LLP                              2,145           0.00548%
                                      1301 Avenue of Americas
                                      New York, NY  10019
Robert M. Wertheimer                  9 Greenlea Drive                                   2,145           0.00548%
                                      Baltimore, MD  21208
___________________________________________________________
Leonard Klorfine                      1105 Bryn Tyddyn Drive                           170,312           0.43500%
                                      Gladwyne, PA 19035
Greenacres Associates                 1105 Bryn Tyddyn Road                             59,896           0.15298%
                                      Gladwyne, PA 19035
Ridley Brook Associates               1105 Bryn Tyddyn Road                             97,917           0.25009%
                                      Gladwyne, PA 19035
___________________________________________________________
Community Investment Strategies, Inc. 120 Albany Street                                 64,150           0.16385%
                                      8th Floor
                                      New Brunswick, New Jersey 08901
___________________________________________________________
Louis J. Siegel                       The Siegel Organization                              143           0.00037%
                                      20 Pleasant Ridge Drive
                                      Suite A
                                      Owings Mills, MD 21117
Andrew N. Siegel                      The Siegel Organization                              143           0.00037%
                                      20 Pleasant Ridge Drive
                                      Suite A
                                      Owings Mills, MD 21117
___________________________________________________________
Ronald Altman                         38 Crawford Road                                 162,062           0.41392%
                                      Harrison, NY 10528
Cottonwood Associates                 c/o The Gateside Corporation                       2,446           0.00625%
                                      555 Theodore Fremd Avenue
                                      Suite B-304
                                      Rye, New York 10580
Estate of David M. Dolgenos           Ronald Altman, Executor                          556,675           1.42181%
                                      Weissbarth, Altman & Michaelson
                                      156 W. 56th Street
                                      New York, New York 10019
Norman Feinberg                       c/o The Gateside Corporation                     162,057           0.41391%
                                      555 Theodore Fremd Avenue
                                      Suite B-304
                                      Rye, New York 10580
Gateside-Bryn Mawr Company, L.P.      c/o The Gateside Corporation                       5,603           0.01431%
                                      555 Theodore Fremd Avenue
                                      Suite B-304
                                      Rye, New York 10580
King Road Associates                  c/o The Gateside Corporation                      22,899           0.05849%
                                      555 Theodore Fremd Avenue
                                      Suite B-304
                                      Rye, New York 10580
Sagar Points, Inc.                    c/o Joel A. Poretsky, Esq.                        58,858           0.15033%
                                      Parker Chapin LLP
                                      405 Lexington Avenue
                                      New York,  New York 10174
Staf-Arms Corp.                       c/o Joel A. Poretsky, Esq.                       225,689           0.57643%
                                      Parker Chapin LLP
                                      405 Lexington Avenue
                                      New York,  New York 10174
Helene Sterling Trust Under           Helene Sterling, Trustee                           6,398           0.01634%
  Trust dated 4/14/89                 12 Schoolhouse Lane
                                      Great Neck, New York 11020
___________________________________________________________
Macomb Apartments Limited Partnership David Schostak                                   151,672           0.38739%
                                      25800 Northwestern Highway
                                      Suite 750
                                      Southfield, MI 48075
Deerfield Woods Venture Limited       David Schostak                                    72,684           0.18564%
  Partnership                         25800 Northwestern Highway
                                      Suite 750
                                      Southfield, MI 48075
TOTAL UNITS/INTERESTS                                                           39,152,607.899            100.00%
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